UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2020 (May 19, 2020)

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
40, avenue Monterey
L-2163 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2469 7900
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	ASPS	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 19, 2020, Altisource Portfolio Solutions S.A. (the “Company”) held its 2020 annual meeting of shareholders (the “Annual Meeting”). The final results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows.

(i)	The following Directors were elected until the next annual meeting of shareholders or until their respective successors have been elected and qualified by the following vote:

Name	For	Against	Abstentions	Broker Non-Votes
Scott E. Burg	5,769,673	1,092,074	50,445	7,889,667
Joseph L. Morettini	4,774,338	2,088,109	49,745	7,889,667
Roland Müller-Ineichen	6,034,695	827,766	49,731	7,889,667
William B. Shepro	6,195,752	707,780	8,660	7,889,667

(ii)
The appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered certified public accounting firm for the year ending December 31, 2020 and the appointment of Atwell S.à r.l. as the Company’s certified auditor (Réviseur d’Entreprises) for the same period were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
14,742,221	31,629	28,009	N/A

(iii)
The Company’s unconsolidated annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg (the “Luxembourg Annual Accounts”) for the year ended December 31, 2019 and the Company’s consolidated financial statements prepared in accordance with International Financial Reporting Standards (the “Consolidated Accounts” and, together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2019 were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
6,832,054	20,882	59,256	7,889,667

(iv)
The receipt and approval of the Directors’ reports for the Luxembourg Statutory Accounts for the year ended December 31, 2019 and the receipt of the report of the supervisory auditor (Commissaire aux Comptes) for the Luxembourg Annual Accounts for the same period were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
6,870,682	20,052	21,458	7,889,667

(v)	The allocation of the results in the Luxembourg Annual Accounts for the year ended December 31, 2019 was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
6,833,886	21,257	57,049	7,889,667

(vi)
The discharge of each of the Directors of the Company for the performance of their mandates for the year ended December 31, 2019 and the supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
6,813,341	74,842	24,009	7,889,667

(vii)
The compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (“Say-on-Pay”) was approved on an advisory (non-binding) basis by the following vote, with 72.10% of the votes cast being cast in favor of the proposal:

For	Against	Abstentions	Broker Non-Votes
4,966,614	1,921,454	24,124	7,889,667
Each of the foregoing proposals for the Annual Meeting is more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on April 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2020

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer